UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 25, 2017

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Cadman Plaza West, 8th Floor, Brooklyn, New York 11201
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:           (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of1934.

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Dime Community Bancshares, Inc. (the "Company") held its annual meeting of shareholders on May 25, 2017, and the following matters were voted on at that meeting:

1.  The following nominees were elected as directors, each of whom will serve for a term to expire at the Company's Annual Meeting of Shareholders to be held in 2020 and until their respective successors are duly elected and qualified:

Director	For	Withhold	Broker Non-Votes
Kenneth J. Mahon	29,431,934	1,272,025	4,208,131
Steven D. Cohn	29,375,646	1,328,313	4,208,131
Robert C. Golden	30,462,619	241,340	4,208,131

2.  Ratification of the appointment of Crowe Horwath LLP to act as independent auditors for the Company for the year ending December 31, 2017:

For	Against	Abstain	Broker Non-Votes
34,000,996	836,975	74,119	-0-

3.  Approval, by a non-binding advisory vote, of the following resolution regarding the compensation of the Company's named executive officers, as disclosed in its proxy statement for the 2017 Annual Meeting of Shareholders:

RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

For	Against	Abstain	Broker Non-Votes
29,623,167	957,372	123,420	4,208,131

4.   Approval, by a non-binding advisory vote, of the following resolution regarding the frequency of future shareholder advisory votes on the compensation of the Company's named executive officers:

RESOLVED, that the frequency of future advisory votes on the compensation of the Company's Named Executive Officers should occur every year.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
23,631,903	90,025	6,934,997	47,034	-0-

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

By:	/s/ MICHAEL PUCELLA
Michael Pucella
Executive Vice President and Chief Accounting Officer (Principal Financial Officer)

Dated:  May 26, 2017